UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
CITIZENS BANCORP/OR
(Exact name of registrant as specified in its charter)
Oregon
(State or other jurisdiction of incorporation)

(Commission File Number) 000-23277	(IRS Employer Identification No.) 91-1841688
275 Southwest Third Street
Corvallis, Oregon 97339
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (541) 752-5161
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.
The Audit Committee of the Board of Directors of Citizens Bancorp (the “Company”) has approved a change in auditors. At a meeting of the Audit Committee held on November 8, 2006, the Audit Committee approved the engagement of Symonds, Evans & Company, P.C. to serve as the Company’s independent registered accounting firm for the fiscal years ending December 31, 2007, 2008 and 2009. In addition, the Audit Committee dismissed McGladrey & Pullen, LLP as the independent registered accounting firm of the Company. McGladrey & Pullen’s dismissal will become effective upon completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2006.
During the years ended December 31, 2005 and 2004, and through November 8, 2006, the Company did not consult Symonds, Evans & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
The reports of McGladrey & Pullen, LLP on the Company’s consolidated financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During the years ended December 31, 2005 and 2004, and through November 8, 2006, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused McGladrey & Pullen, LLP to make reference thereto in its reports on the Company’s consolidated financial statements for such years. During the years ended December 31, 2005 and 2004, and through November 8, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company.
The Company requested McGladrey & Pullen, LLP to furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Current Report on Form 8-K.
The Company has provided a copy of the foregoing disclosure to Symonds, Evans & Co. and provided Symonds, Evans & Co. with an opportunity to furnish a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views or the respects in which it does not agree with the statements made by the Company. Symonds, Evans & Co. has advised the Company that it has reviewed the foregoing disclosures and has no basis on which to submit such a letter addressed to the Commission in response to Item 304 of Regulation S-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of Business Acquired. — not applicable

(b)	Pro Forma Financial Information. — not applicable

(c)	Shell Company Transactions. — not applicable

(d)	Exhibits.
16	Letter from McGladrey & Pullen, LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2006	CITIZENS BANCORP
	By:	/s/ William V. Humphreys
William V. Humphreys
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
16	Letter from McGladrey & Pullen, LLP